SSgA FUNDS

SUPPLEMENT DATED NOVEMBER 26, 2007
TO
PROSPECTUS DATED DECEMBER 18, 2006
(AS SUPPLEMENTED THROUGH SEPTEMBER 17, 2007)

SSgA INTERNATIONAL STOCK SELECTION FUND

Shareholders of the SSgA International Stock Selection Fund (the “Fund”) are hereby notified that Mr. Didier Rosenfeld will no longer serve as a portfolio manager of the Fund. Accordingly, the disclosure referring to Mr. Rosenfeld on page 42 of the Prospectus, under the heading “Portfolio Management—International Stock Selection Fund,” is hereby deleted and replaced with the following:

•                  Paul Moghtader, CFA. Paul is a Managing Director of SSgA, a Principal of SSgA FM, and the director of the Non-US Developed Market Equities. Paul has extensive experience in portfolio management with previous responsibilities in SSgA’s Paris and London offices. Prior to joining SSgA, Paul worked as a programmer of financial systems and has eight years of industry experience. Paul holds an MBA from JL Kellogg Graduate School of Management at Northwestern University and a BA in Economics from Macalester College.

The remainder of the prospectus section entitled “Portfolio Management” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE